EXHIBIT (a)(2)


                   OFFER TO EXCHANGE 7 SHARES OF COMMON STOCK
                                       OF
                              HECLA MINING COMPANY
                                       FOR
                       EACH OUTSTANDING SHARE OF SERIES B
                     CUMULATIVE CONVERTIBLE PREFERRED STOCK
                                       OF
                              HECLA MINING COMPANY

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 THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON
 JULY 22, 2002, UNLESS EXTENDED OR EARLIER TERMINATED.
--------------------------------------------------------------------------------

                  The Exchange Agent for the Exchange Offer is:

                     AMERICAN STOCK TRANSFER & TRUST COMPANY

--------------------------------------------------------------------------------------------------------------------
      By Regular or Certified Mail:                  By Facsimile:                  By Overnight Courier or Hand:
                                        (Eligible Guarantor Institutions Only)
     American Stock Transfer & Trust                                               American Stock Transfer & Trust
                 Company                            (718) 234-5001                             Company
             59 Maiden Lane                                                                59 Maiden Lane
           New York, NY 10038               To Confirm by Telephone or for               New York, NY 10038
  Attention: Reorganization Department             Information Call:            Attention: Reorganization Department

                                                    (718) 921-8200
--------------------------------------------------------------------------------------------------------------------

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THOSE LISTED ABOVE, OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF YOUR SERIES B CUMULATIVE CONVERTIBLE PREFERRED STOCK.

         THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         This Letter of Transmittal is to be completed by stockholders either if certificates for shares of Hecla's Series B Cumulative Convertible Preferred Stock ("Shares") are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2) is utilized, if tenders of Shares are to be made by book-entry transfer to an account maintained by American Stock Transfer & Trust Company (the "Exchange Agent") at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the section of the Offering Circular, dated June 24, 2002 (the "Offering Circular") captioned "The Exchange Offer -- Book-Entry Transfer." Stockholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders."

     Holders of Shares ("Stockholders") whose certificates for such Shares (the "Certificates") are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to July 22, 2002 (as it may be extended, the "Expiration Date") or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedures set forth in the section of the Offering Circular captioned "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2.

            DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY
               DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

NOTE: SIGNATURES MUST BE PROVIDED ON THE INSIDE AND REVERSE BACK COVER. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

--------------------------------------------------------------------------------
   [ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution:
                                  ----------------------------------------------
   Account Number:
                   -------------------------------------------------------------
   Transaction Code Number:
                            ----------------------------------------------------
--------------------------------------------------------------------------------
   [ ] CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE COPY OF PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

   Names(s) of Registered Holder(s):
                                     -------------------------------------------
   Window Ticket Number (if any):
                                  ----------------------------------------------
   Date of Execution:
                      ----------------------------------------------------------
   Name of Institution that Guaranteed Delivery:
                                                 -------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF CERTIFICATE(S) SURRENDERED
--------------------------------------------------------------------------------
   NAME(S) AND ADDRESS(ES) OF                 CERTIFICATE(S) SURRENDERED
      REGISTERED HOLDER(S)          (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY.
   (PLEASE FILL IN, IF BLANK)                    SEE INSTRUCTION 3)
--------------------------------------------------------------------------------
                                                  TOTAL NUMBER OF
                                                       SHARES          NUMBER OF
                                    CERTIFICATE    REPRESENTED BY       SHARES
                                     NUMBER(S)     CERTIFICATE(S)*    TENDERED**
                                ------------------------------------------------

                                ------------------------------------------------

                                ------------------------------------------------

                                ------------------------------------------------

                                ------------------------------------------------
                                   TOTAL SHARES
--------------------------------------------------------------------------------

   * Need not be completed by Book-Entry Stockholders.
   **Unless otherwise indicated, it will be assumed that all Shares represented by Certificates delivered to the Transfer Agent are being tendered. See Instruction 4.
   [ ] CHECK HERE IF CERTIFICATES HAVE BEEN LOST OR MUTILATED. SEE INSTRUCTION
   11.
   Number of Shares represented by the lost or mutilated Certificates:
                                                                       ---------
--------------------------------------------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to Hecla Mining Company ("Hecla"), a Delaware corporation, the above-described shares of preferred stock (the "Shares") of Hecla, pursuant to Hecla's offer to purchase all outstanding Shares in exchange for 7 shares of Hecla Common Stock (as defined in the Offering Circular) per Share, upon the terms and subject to the conditions set forth in the Offering Circular, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offering Circular, and any amendments or supplements hereto or thereto, constitute the "Exchange Offer").

     Subject to and effective upon the acceptance for exchange of all or any portion of the Shares tendered by this Letter of Transmittal in accordance with the terms and subject to the conditions of the Exchange Offer -- including, if the Exchange Offer is extended or amended, the terms and conditions of any extension or amendment -- the undersigned hereby sells, assigns, and transfers to, or upon the order of, Hecla all right, title and interest in and to all of the Shares that are being tendered hereby and any and all dividends on the Shares (including, without limitation, the issuance of additional Shares pursuant to a stock dividend or stock split, the issuance of other securities, the issuance of rights for the purchase of any securities, or any cash dividends) that are declared or paid by Hecla on or after the date of the Offering Circular and are payable or distributable to stockholders of record on a date prior to the transfer into the name of Hecla or its nominees or transferees on Hecla's stock transfer records of the Shares purchased pursuant to the Exchange Offer (collectively "Distributions"), and constitutes and irrevocably appoints the Exchange Agent the true and lawful agent, attorney-in-fact and proxy of the undersigned -- with full knowledge that the Exchange Agent is also acting as the agent of Hecla in connection with the Exchange Offer -- to the full extent of the undersigned's rights with respect to such Shares (and Distributions) with full power of substitution (such power of attorney and proxy being deemed to be an irrevocable power coupled with an interest), to (a) deliver Certificates (and Distributions), or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of Hecla upon receipt by the Exchange Agent, as the undersigned's agent, of the Hecla Common Stock, (b) present such Shares (and Distributions) for transfer on the books of Hecla, and
(c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and Distributions), all in accordance with the terms of the Exchange Offer.

     The undersigned hereby irrevocably appoints designees of Hecla, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his or her substitute shall, in his or her sole discretion, deem proper, and otherwise act (including pursuant to written consent) with respect to all of the Shares tendered hereby which have been accepted for exchange by Hecla prior to the time of such vote or action (and Distributions) which the undersigned is entitled to vote at any meeting of stockholders of Hecla (whether annual or special and whether or not an adjourned meeting), or by written consent in lieu of such meeting, or otherwise. This power of attorney and proxy is coupled with an interest in Hecla and in the Shares and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for exchange of such Shares by Hecla in accordance with the terms of the Exchange Offer. Such acceptance for payment shall revoke, without further action, any other power of attorney or proxy granted by the undersigned at any time with respect to such Shares (and Distributions) and no subsequent powers of attorney or proxies will be given (and if given will be deemed not to be effective) with respect thereto by the undersigned. The undersigned understands that Hecla reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Hecla's acceptance for exchange of such Shares, Hecla is able to exercise full voting rights with respect to such Shares (and Distributions), including voting at any meeting of stockholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and Distributions), that the undersigned owns the Shares tendered hereby and that when the same are accepted for exchange by Hecla, Hecla will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Exchange Agent or Hecla to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and Distributions). In addition, the undersigned shall promptly remit and transfer to the Exchange Agent for the account of Hecla any and all other Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, Hecla shall be entitled to all rights and privileges as owner of such Distributions. The undersigned has read and agrees to all of the terms of the Exchange Offer.

     All authority herein conferred or herein agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Except as stated in the Offering Circular, this tender is irrevocable.

     The undersigned understands that valid tenders of Shares pursuant to any one of the procedures described in the section of the Offering Circular captioned "The Exchange Offer -- Procedures for Tendering Preferred Stock" and in the instructions hereto will constitute a binding agreement between the undersigned and Hecla upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Offering Circular, Hecla may not be required to accept for exchange any of the Shares tendered hereby.

     Unless otherwise indicated herein under "Special Issuance Instructions," please issue the certificates representing the Hecla Common Stock, and cash in lieu of fractional shares of Hecla Common Stock, if any, and/or return any Certificates not tendered or accepted for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the certificates representing the Hecla Common Stock, and cash in lieu of fractional shares of Hecla Common Stock, if any, and/or return any Certificates not tendered or accepted for exchange (and accompanying documents as appropriate) to the undersigned at the address shown below the undersigned's signature. In the event that both the "Special Delivery Instructions" and the "Special Issuance Instructions" are completed, please issue the certificates representing the Hecla Common Stock, and cash in lieu of fractional shares of Hecla Common Stock, if any, and/or return any Certificates not tendered or accepted for exchange in the name(s) of, and deliver said certificates representing the Hecla Common Stock, and cash in lieu of fractional shares of Hecla Common Stock, if any, and/or return Certificates to, the person or persons so indicated. Book Entry Stockholders may request that any Shares not accepted for exchange be returned by crediting such account maintained at the Book-Entry Transfer Facility. The undersigned recognizes that Hecla has no obligation pursuant to the "Special Issuance Instructions" to transfer any Shares from the name of the registered holder thereof if Hecla does not accept for exchange any of such Shares.


--------------------------------------- ----------------------------------------
    SPECIAL ISSUANCE INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS

 (SEE INSTRUCTIONS 1, 4, 5, 6 AND 7)       (SEE INSTRUCTIONS 1, 4, 5, 6 AND 7)

  To be completed ONLY (i) if               To be completed ONLY if Certificates
Certificates not tendered or exchanged    not tendered or exchanged or the
or the certificates representing the      certificates representing the Hecla
Hecla Common Stock, and cash in lieu      Common Stock, and cash in lieu of
of fractional shares of Hecla Common      fractional shares of Hecla Common
Stock, if any, are to be issued in the    Stock, if any, are to be sent to
name of someone other than the            someone other than the undersigned, or
undersigned, or (ii) if Shares            to the undersigned at an address other
tendered by book-entry transfer which     than that shown above.
are not exchanged are to be returned
by credit to an account maintained at     Mail certificate(s) to:
the Book-Entry Transfer Facility.
                                          Name
Issue certificate(s) and cash in lieu          ---------------------------------
of fractional shares of Hecla Common                (Please Type or Print)
Stock, if any, to:
                                          Address
Name                                              ------------------------------
     ---------------------------------
          (Please Type or Print)          --------------------------------------

Address                                   --------------------------------------
        ------------------------------                                (Zip Code)

--------------------------------------    --------------------------------------
                                                (Taxpayer Identification or
--------------------------------------             Social Security No.)
                            (Zip Code)

--------------------------------------
      (Taxpayer Identification or
         Social Security No.)

Credit Shares not exchanged and
tendered by book-entry transfer to the
Book-Entry Transfer Facility set forth
below:

--------------------------------------
            Account Number
--------------------------------------- ----------------------------------------

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                             IMPORTANT -- SIGN HERE
             STOCKHOLDER: SIGN HERE AND COMPLETE SUBSTITUTE FORM W-9

                           Signature(s) of Holder(s):

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   Dated: __________________________, 2002

         The above lines must be signed by the registered holder(s) as their name(s) appear(s) on the Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by a properly completed assignment from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Certificates to which this Letter of Transmittal relates are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal.

         If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by Hecla, submit evidence satisfactory to Hecla of such person's authority so to act. SEE INSTRUCTION 5.

   Name(s):
            --------------------------------------------------------------------

   -----------------------------------------------------------------------------
                                 (PLEASE PRINT)

   Capacity (full title):
                          ------------------------------------------------------
   Address:
            --------------------------------------------------------------------

   -----------------------------------------------------------------------------
                                                              (INCLUDE ZIP CODE)
   Area Code and Telephone No.:
                                ------------------------------------------------
   Taxpayer Identification or Social Security No.:
                                                   -----------------------------

                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

   FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE SIGNATURE GUARANTEE IN SPACE BELOW.

   Authorized Signature:
                         -------------------------------------------------------
   Name:
         -----------------------------------------------------------------------
                                 (PLEASE PRINT)
   Name of Firm:
                 ---------------------------------------------------------------
   Address:
            --------------------------------------------------------------------

   -----------------------------------------------------------------------------
                                                              (INCLUDE ZIP CODE)
   Area Code and Telephone No.:
                                ------------------------------------------------
   Dated:                                                                 , 2002
          ----------------------------------------------------------------
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith (which term, for purposes of this document, includes any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of Shares), unless such holder(s) has completed either the box entitled "Special Exchange Instructions" or the box entitled "Special Delivery Instructions" on the inside front cover hereof or (ii) if such Shares are tendered for the account of a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agent Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5. If the Certificates are registered in the name of a person other than the signer of this Letter of Transmittal or if delivery of certificates representing shares of Hecla Common Stock is to be made or Certificates not tendered or not accepted for payment are to be returned to a person other than the registered holder of the Certificates tendered, then the tendered Certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the Certificates, with the signatures on the Certificates or stock powers guaranteed by an Eligible Institution as provided in this Letter of Transmittal. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be used either if Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in the section of the Offering Circular captioned "The Exchange Offer -- Book-Entry Transfer." Certificates, or timely confirmation of a book-entry transfer (a "Book-Entry Confirmation") of such Shares into the Exchange Agent's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date. Stockholders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent prior to the Expiration Date or who cannot complete the procedures for delivery by book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in the section of the Offering Circular captioned "The Exchange Offer -- Guaranteed Delivery Procedures." Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Hecla, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a Book-Entry Confirmation) representing all tendered Shares, in proper form for transfer together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile hereof), with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery. A "New York Stock Exchange trading day" is any day on which The New York Stock Exchange is open for business. If Certificates are forwarded separately to the Exchange Agent, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile hereof) must accompany each such delivery.

     The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and Hecla may enforce such agreement against the participant.

     The method of delivery of Certificates, this Letter of Transmittal and all other required documents is at the option and sole risk of the tendering stockholder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

     No alternative, conditional or contingent tenders will be accepted. All tendering stockholders, by execution of this Letter of Transmittal or facsimile hereof, waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the Certificate numbers and/or the number of Shares and any other required information should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

     4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER) AND WITHDRAWAL RIGHTS. If fewer than all the Shares evidenced by any Certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, new Certificate(s) for the remainder of the Shares that were evidenced by your old Certificate(s) will be sent to you, unless otherwise provided in the appropriate box marked "Special Issuance Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     To withdraw a tender of Shares in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein (i) prior to 12:00 Midnight, New York City time, on the Expiration Date, or (ii) from and after August 19, 2002 if we have not accepted the tendered Shares for exchange by that date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Shares to be withdrawn, (ii) identify the Shares to be withdrawn (including the certificate number), (iii) be signed by the stockholder in the same manner as the original signature on the Letter of Transmittal by which such Shares were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Exchange Agent register the transfer of such Shares in the name of the person withdrawing the tender, and
(iv) specify the name in which any such Shares are to be registered, if different from that of the person having deposited the Shares to be withdrawn. All questions as to the validity, form, and eligibility (including time of receipt) of such notices will be determined by Hecla, whose determination shall be final and binding on all parties. Any Shares so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no certificates representing shares of Hecla Common Stock will be issued, and no cash will be paid in lieu of fractional shares of Hecla Common Stock, if any, with respect thereto unless the Shares so withdrawn are validly retendered. Properly withdrawn Shares may be retendered by following one of the procedures described in the Offering Circular under the caption "The Exchange Offer -- Procedures for Tendering Preferred Stock."

     5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

     If this Letter of Transmittal or any Certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Hecla of their authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of Certificates or separate stock powers are required unless delivery of certificates representing shares of Hecla Common Stock is to be made to, or Certificates for Shares not tendered or purchased are to be issued in the name of, a person other than the registered owner(s). Signatures on such Certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares listed, the Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates. Signatures on such Certificates or stock powers must be guaranteed by an Eligible Institution.

     6. STOCK TRANSFER TAXES. Except as otherwise set forth in this Instruction 6, Hecla will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of exchanged Shares to it or its order pursuant to the Exchange Offer. If, however, delivery of certificates representing shares of Hecla Common Stock is to be made to, or if Certificates for Shares not tendered or exchanged are to be registered in the name of, any person other than the registered holder(s), or if tendered Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

     7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If a certificate representing shares of Hecla Common Stock, and cash in lieu of fractional shares of Hecla Common Stock, if any, is to be issued in the name of and/or Certificates for unexchanged Shares are to be returned to a person other than the signer of this Letter of Transmittal, or if a certificate representing shares of Hecla Common Stock, and cash in lieu of fractional shares of Hecla Common Stock, if any, is to be sent and/or such Certificates are to be returned to someone other than the signer of this Letter of Transmittal, or to an address other than that shown on the front cover hereof, the appropriate boxes on this Letter of Transmittal should be completed. Book-Entry Stockholders may request that Shares not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Book-Entry Stockholder may designate herein. If no such instructions are given, such Shares not exchanged will be returned by crediting the account at the Book-Entry Transfer Facility designated above. See Instruction 1.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Information Agent at its address set forth below. Requests for additional copies of the Offering Circular and this Letter of Transmittal may be directed to the Information Agent or to brokers, dealers, commercial banks or trust companies. Such materials will be furnished at Hecla's expense.

     9. WAIVER OF CONDITIONS. The conditions of the Exchange Offer may be waived by Hecla, in whole or in part, at any time or from time to time, in Hecla's sole discretion.

     10. 30% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a stockholder whose tendered Shares are accepted for exchange is required to provide the Exchange Agent with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, or an adequate basis for exemption, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty, and the gross proceeds of any payments that are made to such stockholder or other payee with respect to Shares exchanged pursuant to the Exchange Offer may be subject to 30% backup withholding. Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" (the "W-9 Guidelines").

     If backup withholding applies, the Exchange Agent is required to withhold 30% of any such payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     To prevent backup withholding on payments that are made to a stockholder with respect to Shares exchanged pursuant to the Exchange Offer, the stockholder is required to notify the Exchange Agent of such stockholder's correct TIN by completing a Substitute Form W-9 certifying (i) that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and
(ii) that (a) such stockholder is exempt from backup withholding, (b) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

     Exempt stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt stockholder must enter its correct TIN in Part 1 of Substitute Form W-9, write "Exempt" in Part 2 of such form, and sign and date the form. See the enclosed W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8, "Certificate of Foreign Status" signed under penalties of perjury attesting to such exempt status. Such forms may be obtained from the Information Agent.

     If you do not have a TIN, consult the W-9 Guidelines for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If you do not provide your TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until you furnish your TIN to the Exchange Agent. NOTE:
WRITING "APPLIED FOR" ON THE FORM MEANS THAT YOU HAVE ALREADY APPLIED FOR A TIN OR THAT YOU INTEND TO APPLY FOR ONE IN THE NEAR FUTURE.

     The stockholder is required to give the Exchange Agent the TIN of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed W-9 Guidelines for additional guidance on which number to report.

     11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Exchange Agent. The stockholder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE COPY HEREOF) OR AN AGENT'S MESSAGE TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

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


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


--------------------------------------------------------------------------------
              PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY
--------------------------------------------------------------------------------
SUBSTITUTE             PART 1: PLEASE PROVIDE YOUR
                       TIN IN THE BOX AT RIGHT AND  ----------------------------
IRS FORM W-9           CERTIFY BY SIGNING AND           Social Security Number
PAYERS REQUEST FOR     DATING BELOW.
TAXPAYER                                            OR
IDENTIFICATION NUMBER                                  -------------------------
("TIN")                                                 Employee Identification
                                                               Number(s)
--------------------------------------------------------------------------------
DEPARTMENT OF THE      PART 2: CERTIFICATES -- Under penalties of perjury, I
TREASURY INTERNAL      certify that:
REVENUE SERVICE        (1) The number shown on this form is my correct taxpayer
                           identification (or I am waiting for a number to be issued for me), and
                       (2) I am not subject to backup withholding because:  (a)
                           I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
                           (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
--------------------------------------------------------------------------------
                       PART 3: Awaiting TIN
--------------------------------------------------------------------------------
                       CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
                       However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                       SIGNATURE
                                 -----------------------------------------------

                       DATE
                            ----------------------------------------------------

                       NAME
                            ----------------------------------------------------
                                               (Please Print)
                       ADDRESS
                               -------------------------------------------------
                                             (Include Zip Code)
--------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 30% OF ANY PAYMENTS MADE TO YOU WITH RESPECT TO THE CERTIFICATES SURRENDERED IN CONNECTION WITH THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within the time of any payment, 30% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature                                       Date
          ----------------------------------         ---------------------------
--------------------------------------------------------------------------------

     MANUALLY SIGNED FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CERTIFICATES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH STOCKHOLDER OR HIS BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE EXCHANGE AGENT AT ONE OF ITS ADDRESSES SET FORTH BELOW:

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                     AMERICAN STOCK TRANSFER & TRUST COMPANY

--------------------------------------------------------------------------------------------------------------------
      By Regular or Certified Mail:                  By Facsimile:                  By Overnight Courier or Hand:
                                        (Eligible Guarantor Institutions Only)
     American Stock Transfer & Trust                                               American Stock Transfer & Trust
                 Company                            (718) 234-5001                             Company
             59 Maiden Lane                                                                59 Maiden Lane
           New York, NY 10038               To Confirm by Telephone or for               New York, NY 10038
  Attention: Reorganization Department             Information Call:            Attention: Reorganization Department

                                                    (718) 921-8200
--------------------------------------------------------------------------------------------------------------------

     Questions and requests for assistance may be directed to the Information Agent at its address and telephone number listed below. Additional copies of the Offering Circular, the Letter of Transmittal and other offer materials may be obtained from the Information Agent, and will be furnished promptly at Hecla's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                THE INFORMATION AGENT FOR THE EXCHANGE OFFER IS:

                          GEORGESON [LOGO] SHAREHOLDER

                           17 STATE STREET, 10TH FLOOR
                               NEW YORK, NY 10004
                      BANKS AND BROKERS CALL: (212)440-9800
                         CALL TOLL FREE: (800) 649-2578